UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2014

Five Prime Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36070	26-0038620
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Two Corporate Drive

South San Francisco, California 94080

(Address, including zip code)

Registrant’s telephone number, including area code: (415) 365-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Research Collaboration and License Agreement

On March 14, 2014, Five Prime Therapeutics, Inc. (“FivePrime”) entered into a Research Collaboration and License Agreement (the “Collaboration Agreement”) with Bristol-Myers Squibb Company (“BMS”) pursuant to which FivePrime and BMS will collaborate in carrying out a research program to (i) discover novel interacting proteins in two undisclosed immune checkpoint pathways (the “Checkpoint Pathways”) using Five Prime’s target discovery platform; (ii) further the understanding of target biology with respect to targets in these Checkpoint Pathways; and (iii) discover and pre-clinically develop compounds suitable for development for human therapeutic uses in against targets in these Checkpoint Pathways.

The initial three-year research term under the Collaboration Agreement will end in March 2017. BMS has the option to extend the research term for two additional one-year terms.

Pursuant to the Collaboration Agreement, BMS will make an upfront payment of $20 million to FivePrime and provide $9.5 million in research funding over the course of the initial three-year research term. FivePrime will be eligible to receive up to $240 million per collaboration target in specified developmental, regulatory and commercialization contingent payments comprising aggregate developmental contingent payments of up to $53 million, aggregate regulatory contingent payments of up to $74 million and aggregate commercialization contingent payments of up to $113 million. FivePrime will also be eligible to receive up to $60 million in sales-based contingent payments per collaboration product.

For each commercialized product covered by the Collaboration Agreement that is directed toward a target in the Checkpoint Pathways, BMS is also obligated to pay FivePrime tiered mid-single digit to low double-digit percentage royalties, subject to reduction in certain circumstances, on net sales of such product for the longer of (i) 12 years after the first commercial sale of such product, (ii) the life of certain patents covering such product or (iii) the date on which any applicable regulatory, pediatric, orphan drug or data exclusivity with respect to such product expires. FivePrime cannot determine the date on which BMS’s potential royalty payment obligations to FivePrime would expire because BMS has not yet commercialized any products under the Collaboration Agreement and therefore FivePrime cannot identify the date of the first commercial sale or any related patents covering such product.

Unless earlier terminated by either party, the Collaboration Agreement will expire on a product-by-product and country-by-country basis upon the expiration of all of BMS’s payment obligations under the Collaboration Agreement. BMS may terminate the Collaboration Agreement in its entirety, or on a collaboration target-by-collaboration target basis at any time with advance written notice. Either party may terminate the Collaboration Agreement in its entirety, or on a collaboration target-by-collaboration target basis with written notice for the other party’s material breach if such party fails to cure the breach. Either party also may terminate the Collaboration Agreement in its entirety upon certain insolvency events involving the other party.

Stock Purchase Agreement

The description of the Purchase Agreement set forth in Item 3.02 of this Current Report is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities

On March 14, 2014, FivePrime entered into a Stock Purchase Agreement (the “Purchase Agreement”) with BMS pursuant to which FivePrime issued and sold and BMS purchased 994,352 shares of common stock of FivePrime (the “Shares”) at a price per Share of $21.16, which equals 130% of the volume-weighted average price over the 20 trading days prior to March 14, 2014, for an aggregate purchase price of $21,040,488.32. BMS and FivePrime closed the purchase and sale of the Shares on March 19, 2014.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference. The representations and warranties contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement and solely for the benefit of BMS and FivePrime. Those representations and warranties may be subject to important limitations and qualifications agreed to by BMS and FivePrime. Some of those representations and warranties may not be accurate or complete as of any particular date, including the date of this Current Report on Form 8-K, because they are subject to contractual standards of materiality different from that generally applicable to public disclosures to stockholders. Furthermore, the representations and warranties may have been made for the purposes of allocating contractual risk between BMS and FivePrime. Accordingly, you should not rely upon the representations and warranties in the Purchase Agreement as statements of factual information.

FivePrime’s sale of the Shares to BMS is exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated under the Securities Act. The Shares sold and issued in connection with the Purchase Agreement have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on FivePrime’s expectations and assumptions as of the date of this Current Report on Form 8-K. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this current report include statements regarding the (i) advancement of immuno-oncology programs; (ii) development and commercialization of products; and (iii) FivePrime’s receipt of milestone payments and royalty payments. Factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this press release are discussed in FivePrime’s most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, including the “Risk Factors” contained therein. Except as required by law, FivePrime assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated March 14, 2014, between Five Prime Therapeutics, Inc. and Bristol-Myers Squibb Company

99.1	Press Release issued March 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2014	Five Prime Therapeutics, Inc.

	By:	/s/ Francis Sarena
Francis Sarena
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated March 14, 2014, between Five Prime Therapeutics, Inc. and Bristol-Myers Squibb Company

99.1	Press Release issued March 17, 2014